Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	209,657.30
Total Transaction Valuation	1,369,414,118.32
Total Offset Amount	0.00
Net Fee	$ 209,657.30